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                                                                     EXHIBIT 32


In accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, our Chief Executive Officer and Chief Financial Officer executed the following written statements which statements accompanied the filing with the Securities and Exchange Commission of this Report on Form 10-QSB:


               Certification Pursuant To 18 U.S.C. Section 1350,
     As Adopted Pursuant To Section 906 of The Sarbanes-Oxley Act of 2002

I, M. J. Shaheed, President and Chief Executive Officer of AuGRID Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

- the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

- the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods presented therein.
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               Certification Pursuant To 18 U.S.C. Section 1350,
      As Adopted Pursuant To Section 906 of The Sarbanes-Oxley Act of 2002

I, Stan Chapman, Treasurer of AuGRID Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

- the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

- the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods presented therein.